UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2024

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

Redwheel Global Emerging Equity Fund

Institutional Class Shares - RWCEX

Annual Shareholder Report - September 30, 2024

This annual shareholder report contains important information about Institutional Class Shares of the Redwheel Global Emerging Equity Fund (the "Fund") for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.redwheel.com/us/en/accredited/funds-and-documents/. You can also request this information by contacting us at 1-855-RWC-FUND..

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Redwheel Global Emerging Equity Fund, Institutional Class Shares	$135	1.25%

How did the Fund perform in the last year?

During the 12-month period ending on 30 September 2024, global equity markets increased as confidence around a global soft landing grew on the back of moderating inflation. After a swift recovery from the correction in early August, Emerging Market (EM) equities benefited from two tailwinds. First, the Federal Reserve cut benchmark rates by 50 bps in the United States, which boosted sentiment in risk assets. This may also lead to many EM central banks reducing rates in their respective countries. Next, Chinese policymakers introduced a new stimulus package aimed at supporting growth. The Redwheel Global Emerging Equity Fund added +17.2% and the MSCI Emerging Markets Index rose +26.1%.

Over the 12-month period, China added +23.9% after the People’s Bank of China (PBOC), National Financial Regulatory Administration, and China Securities Regulatory Commission announced additional measures to support the economy and financial markets on September 24th. Taiwan gained +52.7% on the back of strength in the country’s Information Technology sector, which was largely driven by Taiwan Semiconductor Manufacturing (TSMC). South Korea increased +9.3% as increased sentiment around corporate value-up beneficiaries and certain technology firms lifted the broader market. India surged +40.3% on the back of robust economic growth, with GDP rising +8.2% in FY24. Brazil rose +2.6% after the Central Bank of Brazil paused their rate cut cycle in June due to stronger than expected economic activity. In September, the Central Bank of Brazil raised the Selic rate by 25bps to 10.75%.

The Fund’s positioning in the Consumer Discretionary sector underperformed relative to the index. In the sector, Li Auto and XPeng fell -24.0% and -55.5%, respectively. Both electric vehicle manufacturers suffered from increased competition and moderating growth, which put pressure on pricing and margins. The Strategy’s positioning in China underperformed the index. In China, Baidu and Kuaishou Technology dropped -22.4% and -11.6%, respectively. Baidu suffered from a slower than expected recovery in their core internet business. Kuaishou Technology fell over concerns that the company’s strong e-commerce segment growth may moderate. First Quantum Minerals declined -37.6% after the Panamanian government suspended the company’s operations at the Cobre Panama mine. We anticipate that Jose Raul Mulino’s administration will negotiate a new agreement with First Quantum to operate at Cobre Panama; however, we believe that this will come after 2024.

The Fund’s positioning in Turkey outperformed relative to the benchmark. Turkiye Garanti Bankasi (Garanti BBVA), Akbank and BIM Birlesik Magazalar added +68.6%, +54.4%, and +47.3%, respectively. The return to orthodox decision making by Turkish policy makers has led to a gradual return of global investors to the Turkish equity market, which has benefitted all three companies. The Strategy’s positioning in the Financials sector was also a positive performance contributor. Ping An Insurance and Grupo Financiero Galicia added +30.9% and +191.3%, respectively. Ping An Insurance rallied after decisive stimulus measures around policy rates and equity markets lifted sentiment for companies in China’s Financial sector. Grupo Financiero Galicia has rallied significantly on the back of the new economic and fiscal reforms that President Javier Milei introduced in Argentina over the period. In the DR Congo, Ivanhoe Mines gained +74.7% as the price of copper increased, while the company’s Kamoa-Kakula Complex also showed robust production growth.

How did the Fund perform since inception?

Total Return Based on $10,000,000 Investment

	Redwheel Global Emerging Equity Fund, Institutional Class Shares - $14425956	MSCI Emerging Markets Index (Net) (USD) - $16423682
Dec/30/16	$10000000	$10000000
Sep/17	$13130000	$12778088
Sep/18	$11846873	$12674348
Sep/19	$11437034	$12418777
Sep/20	$12728810	$13727567
Sep/21	$16486485	$16226562
Sep/22	$11314219	$11664599
Sep/23	$12498240	$13029273
Sep/24	$14425956	$16423682

The line graph represents historical performance of a hypothetical investment of $10,000,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-855-RWC-FUND. or visit https://www.redwheel.com/us/en/accredited/funds-and-documents/ for current month-end performance.

Average Annual Total Returns as of September 30, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Redwheel Global Emerging Equity Fund, Institutional Class Shares	15.42%	4.75%	4.84%
MSCI Emerging Markets Index (Net) (USD)	26.05%	5.75%	6.61%

Key Fund Statistics as of September 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$258,928,454	67	$1,962,353	105%

What did the Fund invest in?

Country WeightingsFootnote Reference*

China
37.9%
India
9.4%
Brazil
9.0%
South Korea
8.0%
Taiwan
7.6%
South Africa
7.0%
Turkey
4.2%
Canada
3.5%
Indonesia
2.2%
Mexico
2.2%
Greece
2.2%
Vietnam
1.8%
Other Countries
4.8%

Value	Value
Other Countries	4.8%
Vietnam	1.8%
Greece	2.2%
Mexico	2.2%
Indonesia	2.2%
Canada	3.5%
Turkey	4.2%
South Africa	7.0%
Taiwan	7.6%
South Korea	8.0%
Brazil	9.0%
India	9.4%
China	37.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Longfor Group Holdings	4.3%
Kuaishou Technology, Cl B	4.1%
Taiwan Semiconductor Manufacturing	4.0%
Ping An Insurance Group of China, Cl H	3.9%
Tencent Holdings	3.9%
Ivanhoe Mines, Cl A	3.5%
Zijin Mining Group, Cl H	2.8%
MercadoLibre	2.4%
Alibaba Group Holding ADR	2.3%
ICICI Bank	2.3%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-RWC-FUND.

  https://www.redwheel.com/us/en/accredited/funds-and-documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-RWC-FUND. to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Redwheel Global Emerging Equity Fund / Institutional Class Shares - RWCEX

Annual Shareholder Report - September 30, 2024

RWC-AR-TSR-2024-1

The Advisors' Inner Circle Fund III

Redwheel Global Emerging Equity Fund

Class I Shares - RWCIX

Annual Shareholder Report - September 30, 2024

This annual shareholder report contains important information about Class I Shares of the Redwheel Global Emerging Equity Fund (the "Fund") for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.redwheel.com/us/en/accredited/funds-and-documents/. You can also request this information by contacting us at 1-855-RWC-FUND..

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Redwheel Global Emerging Equity Fund, Class I Shares	$147	1.37%

How did the Fund perform in the last year?

During the 12-month period ending on 30 September 2024, global equity markets increased as confidence around a global soft landing grew on the back of moderating inflation. After a swift recovery from the correction in early August, Emerging Market (EM) equities benefited from two tailwinds. First, the Federal Reserve cut benchmark rates by 50 bps in the United States, which boosted sentiment in risk assets. This may also lead to many EM central banks reducing rates in their respective countries. Next, Chinese policymakers introduced a new stimulus package aimed at supporting growth. The Redwheel Global Emerging Equity Fund added +17.2% and the MSCI Emerging Markets Index rose +26.1%.

Over the 12-month period, China added +23.9% after the People’s Bank of China (PBOC), National Financial Regulatory Administration, and China Securities Regulatory Commission announced additional measures to support the economy and financial markets on September 24th. Taiwan gained +52.7% on the back of strength in the country’s Information Technology sector, which was largely driven by Taiwan Semiconductor Manufacturing (TSMC). South Korea increased +9.3% as increased sentiment around corporate value-up beneficiaries and certain technology firms lifted the broader market. India surged +40.3% on the back of robust economic growth, with GDP rising +8.2% in FY24. Brazil rose +2.6% after the Central Bank of Brazil paused their rate cut cycle in June due to stronger than expected economic activity. In September, the Central Bank of Brazil raised the Selic rate by 25bps to 10.75%.

The Fund’s positioning in the Consumer Discretionary sector underperformed relative to the index. In the sector, Li Auto and XPeng fell -24.0% and -55.5%, respectively. Both electric vehicle manufacturers suffered from increased competition and moderating growth, which put pressure on pricing and margins. The Strategy’s positioning in China underperformed the index. In China, Baidu and Kuaishou Technology dropped -22.4% and -11.6%, respectively. Baidu suffered from a slower than expected recovery in their core internet business. Kuaishou Technology fell over concerns that the company’s strong e-commerce segment growth may moderate. First Quantum Minerals declined -37.6% after the Panamanian government suspended the company’s operations at the Cobre Panama mine. We anticipate that Jose Raul Mulino’s administration will negotiate a new agreement with First Quantum to operate at Cobre Panama; however, we believe that this will come after 2024.

The Fund’s positioning in Turkey outperformed relative to the benchmark. Turkiye Garanti Bankasi (Garanti BBVA), Akbank and BIM Birlesik Magazalar added +68.6%, +54.4%, and +47.3%, respectively. The return to orthodox decision making by Turkish policy makers has led to a gradual return of global investors to the Turkish equity market, which has benefitted all three companies. The Strategy’s positioning in the Financials sector was also a positive performance contributor. Ping An Insurance and Grupo Financiero Galicia added +30.9% and +191.3%, respectively. Ping An Insurance rallied after decisive stimulus measures around policy rates and equity markets lifted sentiment for companies in China’s Financial sector. Grupo Financiero Galicia has rallied significantly on the back of the new economic and fiscal reforms that President Javier Milei introduced in Argentina over the period. In the DR Congo, Ivanhoe Mines gained +74.7% as the price of copper increased, while the company’s Kamoa-Kakula Complex also showed robust production growth.

How did the Fund perform since inception?

Total Return Based on $250,000 Investment

	Redwheel Global Emerging Equity Fund, Class I Shares - $274649	MSCI Emerging Markets Index (Net) (USD) - $318866
Sep/08/17	$250000	$250000
Sep/17	$251919	$248087
Sep/18	$226828	$246072
Sep/19	$218797	$241110
Sep/20	$243382	$266521
Sep/21	$314951	$315039
Sep/22	$215947	$226468
Sep/23	$238312	$252963
Sep/24	$274649	$318866

The line graph represents historical performance of a hypothetical investment of $250,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-855-RWC-FUND. or visit https://www.redwheel.com/us/en/accredited/funds-and-documents/ for current month-end performance.

Average Annual Total Returns as of September 30, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Redwheel Global Emerging Equity Fund, Class I Shares	15.25%	4.65%	1.34%
MSCI Emerging Markets Index (Net) (USD)	26.05%	5.75%	3.50%

Key Fund Statistics as of September 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$258,928,454	67	$1,962,353	105%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	4.8%
Vietnam	1.8%
Greece	2.2%
Mexico	2.2%
Indonesia	2.2%
Canada	3.5%
Turkey	4.2%
South Africa	7.0%
Taiwan	7.6%
South Korea	8.0%
Brazil	9.0%
India	9.4%
China	37.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Longfor Group Holdings	4.3%
Kuaishou Technology, Cl B	4.1%
Taiwan Semiconductor Manufacturing	4.0%
Ping An Insurance Group of China, Cl H	3.9%
Tencent Holdings	3.9%
Ivanhoe Mines, Cl A	3.5%
Zijin Mining Group, Cl H	2.8%
MercadoLibre	2.4%
Alibaba Group Holding ADR	2.3%
ICICI Bank	2.3%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-RWC-FUND.

  https://www.redwheel.com/us/en/accredited/funds-and-documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-RWC-FUND. to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Redwheel Global Emerging Equity Fund / Class I Shares - RWCIX

Annual Shareholder Report - September 30, 2024

RWC-AR-TSR-2024-2

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2024			FYE September 30, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$808,066	None	None	$742,366	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$25,000(2)	None	None	$35,000(2)
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2024			FYE September 30, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$138,792	None	None	$138,710	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$22,476(3)	None	None	$20,850(3)	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2024			FYE September 30, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$65,600	None	None	$60,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.
(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2024	FYE September 30, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2024	FYE September 30, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2024	FYE September 30, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $25,000 and $35,000 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $22,476 and $20,850 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2024 and 2023, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

THE ADVISORS’ INNER CIRCLE FUND III

Redwheel Global Emerging Equity Fund

ANNUAL FINANCIALS AND OTHER INFORMATION

September 30, 2024

Investment Adviser:

RWC Asset Advisors (US) LLC

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Table of Contents

Financial Statements (Form N-CSR Item 7)

Schedule of Investments	1
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	22
Notice to Shareholders	23
Approval of Investment Advisory Agreement (Form N-CSR Item 11)	24

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%
	Shares	Value
Argentina — 1.3%
Grupo Financiero Galicia ADR	24,953	$1,050,272
YPF ADR *	109,293	2,318,104
		3,368,376

Brazil — 7.7%
Banco BTG Pactual	415,000	2,551,361
Cyrela Brazil Realty Empreendimentos e Participacoes	375,700	1,421,862
MercadoLibre *	3,055	6,268,738
Petroleo Brasileiro ADR	367,892	5,301,324
Raia Drogasil	369,000	1,736,654
Rede D'Or Sao Luiz	453,900	2,588,808
		19,868,747

Canada — 3.5%
Ivanhoe Mines, Cl A *	611,169	9,102,276

China — 37.9%
Alibaba Group Holding	284,103	4,023,345
Alibaba Group Holding ADR	55,411	5,880,215
China International Capital	1,732,797	3,100,853
China Merchants Shekou Industrial Zone Holdings, Cl A	1,342,064	2,343,222
China Resources Land	1,197,223	4,415,892
Contemporary Amperex Technology, Cl A	40,200	1,443,249
Country Garden Services Holdings	3,962,856	3,321,299
Foxconn Industrial Internet, Cl A	1,041,600	3,739,671
Kanzhun ADR	200,402	3,478,979
Kuaishou Technology, Cl B *	1,488,564	10,511,456
Li Auto ADR *	129,564	3,323,317
Li Auto, Cl A *	312,600	4,350,442
Longfor Group Holdings	5,775,000	11,181,976
Ping An Insurance Group of China	1,567,500	10,120,390
Tencent Holdings	175,095	10,022,174
Tongwei, Cl A	1,551,098	5,047,187
Trip.com Group ADR *	38,836	2,308,023
Zijin Mining Group	3,148,000	7,157,217
ZTO Express Cayman ADR	83,356	2,064,728
ZTO Express Cayman	7,050	177,804
		98,011,439

Ghana — 0.8%
Kosmos Energy *	240,751	970,227

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

COMMON STOCK — continued
	Shares	Value
Ghana — (continued)
Tullow Oil *	3,564,633	$1,022,264
		1,992,491

Greece — 2.2%
National Bank of Greece	261,985	2,244,366
Piraeus Financial Holdings	785,639	3,354,674
		5,599,040

Hong Kong — 0.2%
Futu Holdings ADR *	4,491	429,564

India — 9.4%
Axis Bank	268,542	3,948,598
Bharat Forge	121,230	2,193,970
ICICI Bank	385,837	5,861,136
InterGlobe Aviation *	80,994	4,627,076
Macrotech Developers	136,556	2,011,482
Reliance Industries	159,046	5,604,769
		24,247,031

Indonesia — 2.2%
Bank Mandiri Persero	6,893,800	3,153,208
Bank Rakyat Indonesia Persero	7,938,500	2,595,480
		5,748,688

Mexico — 2.2%
Cemex ADR	602,223	3,673,560
Grupo Financiero Banorte, Cl O	286,800	2,050,411
		5,723,971

Russia — –%
Rosneft Oil PJSC (A)	292,949	—

South Africa — 7.0%
Capitec Bank Holdings	15,913	2,811,391
FirstRand	1,135,750	5,474,272
Gold Fields ADR	373,006	5,725,642
Impala Platinum Holdings *	263,094	1,477,265
MTN Group	514,641	2,742,463
		18,231,033

South Korea — 8.0%
Amorepacific	30,212	3,412,337
Hyundai Motor	16,259	3,033,720
KB Financial Group	80,120	4,956,571

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

COMMON STOCK — continued
	Shares	Value
South Korea — (continued)
Kia	44,046	$3,364,835
Samsung Electronics	75,519	3,551,593
Shinhan Financial Group	57,369	2,434,794
		20,753,850

Taiwan — 7.6%
MediaTek	121,660	4,517,103
Taiwan Semiconductor Manufacturing	341,904	10,339,283
Unimicron Technology	1,083,000	4,927,939
		19,784,325

Türkiye — 4.2%
Akbank	1,790,976	3,227,054
BIM Birlesik Magazalar	317,561	4,609,603
Haci Omer Sabanci Holding	1,103,926	3,143,488
		10,980,145

United Kingdom — 0.8%
Anglogold Ashanti	76,130	2,027,342

Vietnam — 1.8%
Hoa Phat Group JSC *	3,441,091	3,691,136
Vincom Retail JSC *	1,306,193	1,015,603
		4,706,739

Zambia — 1.7%
First Quantum Minerals	327,282	4,467,286

TOTAL COMMON STOCK
(Cost $209,826,438)		255,042,343

PREFERRED STOCK — 1.3%

Brazil — 1.3%
Itau Unibanco Holding (B)	488,300	3,253,958

TOTAL PREFERRED STOCK
(Cost $2,697,341)		3,253,958

TOTAL INVESTMENTS— 99.8%
(Cost $212,523,779)		$258,296,301

Percentages are based on Net Assets of $258,928,454.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

ADR	American Depositary Receipt
Cl	Class
JSC	Joint Stock Company
PJSC	Public Joint Stock Company

The following is a summary of the level of inputs used as of September 30, 2024, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Argentina	$3,368,376	$—	$—		$3,368,376
Brazil	19,868,747	—	—		19,868,747
Canada	9,102,276	—	—		9,102,276
China	98,011,439	—	—		98,011,439
Ghana	1,992,491	—	—		1,992,491
Greece	5,599,040	—	—		5,599,040
Hong Kong	429,564	—	—		429,564
India	24,247,031	—	—		24,247,031
Indonesia	5,748,688	—	—		5,748,688
Mexico	5,723,971	—	—		5,723,971
Russia‡	—	—	—	^	—
South Africa	18,231,033	—	—		18,231,033
South Korea	20,753,850	—	—		20,753,850
Taiwan	19,784,325	—	—		19,784,325
Türkiye	10,980,145	—	—		10,980,145
United Kingdom	2,027,342	—	—		2,027,342
Vietnam	4,706,739	—	—		4,706,739
Zambia	4,467,286	—	—		4,467,286
Total Common Stock	255,042,343	—	—		255,042,343
Preferred Stock
Brazil	3,253,958	—	—		3,253,958
Total Investments in Securities	$258,296,301	$—	$—		$258,296,301

† A reconciliation of Level 3 investments is presented when the fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

‡ See Note 2.
^ Includes Securities in which the fair value is $0 or has been rounded to $0.

For more information on valuation inputs see Note 2 Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Statement of Assets and Liabilities

Assets:
Investments, at Value (Cost $212,523,779)	$258,296,301
Cash	5,509,686
Foreign Currency, at Value (Cost $23,540)	61,682
Receivable for Investment Securities Sold	3,455,195
Dividend and Interest Receivable	526,968
Receivable for Capital Shares Sold	126,698
Reclaim Receivable	67,385
Other Prepaid Expenses	23,200
Total Assets	268,067,115
Liabilities:
Payable for Investment Securities Purchased	7,671,759
Accrued Foreign Capital Gains Tax on Appreciated Securities (Note 2)	1,101,088
Payable to Investment Adviser	179,894
Payable for Capital Shares Redeemed	39,661
Payable to Administrator	23,122
Shareholder Servicing Fees Payable	9,638
Unrealized Depreciation on Foreign Spot Currency Contracts	8,121
Chief Compliance Officer Fees Payable	4,782
Payable to Trustees	60
Other Accrued Expenses and Other Payables	100,536
Total Liabilities	9,138,661
Commitments and Contingencies†
Net Assets	$258,928,454
Net Assets Consist of:
Paid-in Capital	$279,914,010
Total Accumulated Losses	(20,985,556)
Net Assets	$258,928,454
Institutional Class Shares:
Net Assets	$113,853,082
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	9,500,569
Net Asset Value, Offering and Redemption Price Per Share	$11.98
Class I Shares:
Net Assets	145,075,372
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	12,143,444
Net Asset Value, Offering and Redemption Price Per Share	$11.95

†	See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND FOR THE YEAR ENDED SEPTEMBER 30, 2024

Statement of Operations

Investment Income:
Dividends	$6,028,677
Interest	99,834
Less: Foreign Taxes Withheld	(522,329)
Total Investment Income	5,606,182
Expenses:
Investment Advisory Fees (Note 5)	1,938,098
Administration Fees (Note 4)	258,367
Shareholder Serving Fees, Class I Shares (Note 4)	146,130
Trustees' Fees	18,290
Chief Compliance Officer Fees (Note 3)	9,646
Custodian Fees (Note 4)	160,106
Transfer Agent Fees (Note 4)	105,813
Professional Fees	70,783
Registration and Filing Fees	35,545
Printing Fees	21,087
Other Expenses	55,118
Total Expenses	2,818,983
Less:
Waiver of Investment Advisory Fees (Note 5)	(15,845)
Advisory Waiver Recapture (Note 5)	40,100
Fees Paid Indirectly (Note 4)	(6,818)
Net Expenses	2,836,420
Net Investment Income	2,769,762
Net Realized Gain (Loss) on:
Investments	1,652,603
Capital Gains Tax	(167,099)
Foreign Currency Transactions	(124,574)
Net Realized Gain	1,360,930
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	31,169,048
Foreign Capital Gains Tax on Appreciated Securities	(783,106)
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(444)
Net Change in Unrealized Appreciation (Depreciation)	30,385,498
Net Realized and Unrealized Gain on Investments, Foreign Capital Gains Tax on Appreciated Securities, and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	31,746,428
Net Increase in Net Assets Resulting from Operations	$34,516,190

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND

Statements of Changes in Net Assets

	Year Ended September 30, 2024	Year Ended September 30, 2023
Operations:
Net Investment Income	$2,769,762	$1,444,877
Net Realized Gain (Loss)	1,360,930	(8,445,682)
Net Change in Unrealized Appreciation	30,385,498	24,942,272
Net Increase in Net Assets Resulting From Operations	34,516,190	17,941,467
Distributions:
Institutional Class Shares	(471,710)	(300,133)
Class I Shares	(672,294)	(514,067)
Total Distributions	(1,144,004)	(814,200)
Capital Share Transactions:(1)
Institutional Class Shares
Issued	39,425,185	16,437,909
Reinvestment of Distributions	359,995	232,845
Redeemed	(7,105,814)	(5,288,018)
Net Institutional Class Shares Transactions	32,679,366	11,382,736
Class I Shares
Issued	34,920,208	29,733,260
Reinvestment of Distributions	587,968	448,563
Redeemed	(22,819,832)	(50,358,164)
Net Class I Shares Transactions	12,688,344	(20,176,341)
Net Increase (Decrease) in Net Assets From Capital Share Transactions	45,367,710	(8,793,605)
Total Increase in Net Assets	78,739,896	8,333,662
Net Assets:
Beginning of Year	180,188,558	171,854,896
End of Year	$258,928,454	$180,188,558

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

Institutional Class Shares

	Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$10.45		$9.51	$16.10		$12.46		$11.25
Income (Loss) from Investment Operations:
Net Investment Income (Loss)*	0.15		0.09	0.23		0.04		(0.03)
Net Realized and Unrealized Gain (Loss)	1.45		0.91	(4.63)		3.64		1.30
Total from Investment Operations	1.60		1.00	(4.40)		3.68		1.27
Dividends and Distributions:
Net Investment Income	(0.07)		(0.06)	(0.31)		(0.04)		(0.06)
Capital Gains	—		—	(1.88)		—		—
Total Dividends and Distributions	(0.07)		(0.06)	(2.19)		(0.04)		(0.06)
Net Asset Value, End of Year	$11.98		$10.45	$9.51		$16.10		$12.46
Total Return†	15.42%		10.46%	(31.37)%		29.52%		11.29%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$113,853		$66,159	$49,429		$61,658		$38,174
Ratio of Expenses to Average Net Assets (Including Waivers, Fees Paid Indirectly, and Reimbursements)	1.25	%(1)	1.25%	1.22	%(1)	1.25	%(1)	1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly, and Reimbursements)	1.24%		1.30%	1.21%		1.20%		1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.43%		0.89%	1.87%		0.24%		(0.30)%
Portfolio Turnover Rate	105%		114%	136%		122%		139%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

Class I Shares

	Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$10.43		$9.49	$16.07		$12.44		$11.23
Income (Loss) from Investment Operations:
Net Investment Income (Loss)*	0.13		0.08	0.25		0.02		(0.05)
Net Realized and Unrealized Gain (Loss)	1.45		0.90	(4.65)		3.64		1.31
Total from Investment Operations	1.58		0.98	(4.40)		3.66		1.26
Dividends and Distributions:
Net Investment Income	(0.06)		(0.04)	(0.30)		(0.03)		(0.05)
Capital Gains	—		—	(1.88)		—		—
Total Dividends and Distributions	(0.06)		(0.04)	(2.18)		(0.03)		(0.05)
Net Asset Value, End of Year	$11.95		$10.43	$9.49		$16.07		$12.44
Total Return†	15.25%		10.36%	(31.43)%		29.41%		11.24%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$145,075		$114,030	$122,426		$243,401		$150,949
Ratio of Expenses to Average Net Assets (Including Waivers, Fees Paid Indirectly, and Reimbursements)	1.37	%(1)	1.34%	1.31	%(1)	1.34	%(1)	1.34%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly, and Reimbursements)	1.36%		1.39%	1.30%		1.29%		1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.18%		0.74%	1.93%		0.13%		(0.40)%
Portfolio Turnover Rate	105%		114%	136%		122%		139%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Notes to Financial Statements

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 52 funds. The financial statements herein are those of the Redwheel Global Emerging Equity Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as a diversified investment company. RWC Asset Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Class N Shares, Class I Shares and Institutional Class Shares. The Fund commenced operations on December 30, 2016. As of September 30, 2024, only Class I and the Institutional Class have outstanding shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ Stock Market (the “NASADQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For details of investment classifications, reference the Schedule of Investments.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of financial markets. The ultimate fallout and long-term impact from these events are not known. From the start of the conflict in Ukraine until September 30, 2024, Russian-held investments held by the fund were fair valued to nil due to sanctions and inaccessibility of the market.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during year ended September 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country's tax rules and rates. The Fund or their agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction's applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser's expense limitation agreement.

Foreign Taxes — The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The Fund has accrued foreign capital gain tax in the amount of $1,101,088 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Equity-Linked Warrants — The Fund may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult or costly. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There were no open forward foreign currency contracts as of September 30, 2024.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended September 30, 2024 the fund was allocated CCO fees totaling $9,646.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended September 30, 2024, the Fund paid $258,367 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Class N Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Class N Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the year ended September 30, 2024, no such fees were incurred.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.09% of average daily net assets of the Class N Shares and 0.09% of average daily net assets of Class I Shares of the Fund will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. For the year ended September 30, 2024, the Fund paid $146,130 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. For the year ended September 30, 2024, the Fund paid $160,106 for these services.

SS&C Global Investor & Distribution Solutions, Inc. serves as transfer agent and dividend disbursing agent for the Fund under the transfer agency agreement with the Trust. For the year ended September 30, 2024, the Fund paid $105,813 for these services.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee computed daily at an annual rate of 0.90% of the Fund’s average daily net assets. As of September 30, 2024, the fees for these services were $1,962,354.

RWC Asset Advisors (US) LLC (the “Adviser”), the Fund’s investment adviser, previously entered into an expense limitation agreement with respect to the Fund (the “Expense Limitation Agreement”), pursuant to which agreement: (i) the Adviser previously had agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding certain expenses) from exceeding 1.25% of the average daily net assets of each of the Fund’s share classes; and (ii) the agreement could be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, through the close of business on January 29, 2024 (the “Expense Limitation”). Effective as of the close of business on January 29, 2024, the Adviser terminated the Adviser’s Expense Limitation Agreement with respect to the Fund.

Pursuant to the now-terminated Expense Limitation Agreement, the Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. As of September 30, 2023, the fees which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $90,990 expiring in 2026. During the fiscal-year-ended September 30, 2023, the Fund did not incur any recoupments.

As of September 30, 2024, the fees which previously had been waived and reimbursed to the Fund by the Adviser and which may be subject to possible future reimbursement, up to the expense cap in place at the time that the expenses were waived and reimbursed to the Fund, to the Adviser were $50,890 expiring in 2026 and $15,845 expiring in 2027. The amount recovered in the year ended September 30, 2024 was $40,100.

6. Investment Transactions:

For the year ended September 30, 2024, the Fund made purchases of $269,920,331 and sales of $223,517,529 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Capital Share Transactions:

Capital share transactions were as follows:

	Year Ended September 30, 2024	Year Ended September 30, 2023
Institutional Class Shares
Issued	3,768,310	1,598,438
Reinvestment of Distributions	33,488	22,367
Redeemed	(633,972)	(486,169)
Total Institutional Class Shares Transactions	3,167,826	1,134,636
Class I Shares
Issued	3,265,959	2,876,676
Reinvestment of Distributions	54,746	43,131
Redeemed	(2,112,551)	(4,886,559)
Total Class I Shares Transactions	1,208,154	(1,966,752)
Net Increase (Decrease) in Shares Outstanding From Share Transactions	4,375,980	(832,116)

8. Federal Tax Information:

It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

nature. The permanent differences primarily consist of reclassification of foreign currency translations, capital gains taxes and investments in Passive Foreign Investment Company (“PFICs”).

The tax character of dividends and distributions paid during the years ended September 30, 2024 and 2023 were as follows:

	Ordinary Income	Total
2024	$1,144,004	$1,144,004
2023	814,200	814,200

As of September 30, 2024, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$2,533,395
Capital Loss Carryforwards	(59,538,280)
Unrealized Appreciation	36,019,333
Other Temporary Differences	(4)
Total Accumulated Losses	$(20,985,556)

For taxable years beginning after December 22, 2010, a Registered Investment Company within the meaning of the 1940 Act (“RIC”) is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$54,678,608	$4,859,672	$59,538,280

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and PFIC Mark to Market. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (including foreign currency) by the Fund at September 30, 2024, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$222,274,482	$56,246,575	$(20,224,756)	$36,021,819

9. Concentration of Shareholders:

At September 30, 2024, the percentage of total shares outstanding, held by shareholders owning 10% or greater of the aggregate total shares outstanding, for each share class, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

	No. of Shareholders	% Ownership
Institutional Class Shares	4	78%
Class I Shares	2	68%

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging and Frontier Markets Securities Risk – The Fund’s investments in emerging or frontier markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging and frontier markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging and frontier market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risk of Investing in China – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Small-and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small and medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Private Placements Risk – Investment in privately placed securities may be less liquid than investments in publicly traded securities. Although these securities may be resold in privately negotiated transactions,

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Derivatives Risk – The Fund’s use of equity-linked notes and swaps for all purposes, including speculative purposes, is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Fund’s use of swaps is also subject to leverage risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Risks of Investing in Other Investment Companies – To the extent that the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Stock Connect Investing Risk - Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

Shareholder Concentration Risk - A large percentage of the Fund’s shares may be held by a small number of shareholders at any time. During any such time, a large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

11. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Redwheel Global Emerging Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Redwheel Global Emerging Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, referred to hereafter as the "Fund") as of September 30, 2024, the related statement of operations for the year ended September 30, 2024, the statement of changes in net assets for each of the two years in the period ended September 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2024 and the financial highlights for each of the five years in the period ended September 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2024

We have served as the auditor of one or more investment companies in the Redwheel Funds group of investment companies since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2024 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2024, the Funds are designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)	Foreign Investors Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit
00.00%	100.00%	100.00%	0.00%	85.32%	0.00%	0.59%	00.00%	35.66%

(1)    Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)    The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)    “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)    The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)    The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2024 the total amount of foreign source income is $3,152,203. The total amount of foreign tax paid is $633,936. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Approval of Investment Advisory Agreement (Unaudited) (Form N-CSR Item 11)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 11–12, 2024 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2024

affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

RWC Global Emerging Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-RWC-FUND

Investment Adviser:

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RWC-AR-001-0800

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants on accounting and financial disclosure during the period covered by the report.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

No remuneration was paid by the company during the period covered by the report to any Officers of the Trust, other than as disclosed as part of the financial statements included above in Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The disclosure regarding the Approval of Advisory Agreement, if applicable, is included as part of the financial statements included above in Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable.

(a)(3)	A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4)	Not applicable.

(b)	Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: December 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: December 6, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: December 6, 2024